UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 3, 2024

System1, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39331	92-3978051
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4235 Redwood Avenue Marina Del Rey, California		90066
(Address of principal executive offices)		(Zip Code)

(310) 924-6037
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	SST	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A Common Stock share at an exercise price of $11.50 per share	SST.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 - Regulation FD Disclosure.

On January 3, 2024, System1, Inc., together with its subsidiaries Orchid Merger Sub II, LLC and S1
Holdco, LLC (together, “the Company”),  announced the commencement of a modified “Dutch auction” tender offer
(the “Tender Offer”) to purchase up to $79.4 million (depending upon the auction clearing prices in the Tender
Offer) of the outstanding term loans under its Credit and Guaranty Agreement, dated January 27, 2022, with Bank of
America, N.A. as Administrative Agent, Swing-Line Lender and L/C Issuer and Bank of America, N.A. as Lead
Arranger and Bookrunner (the “Credit Agreement”) at a discount in the range of 63% to 70% of par. The Tender
Offer is being conducted pursuant to and in accordance with the terms and conditions provided for in the Credit
Agreement.

In connection with the Tender Offer, the Company provided the lenders with certain information regarding the terms of the Tender Offer in accordance with the terms and conditions of the Credit Agreement. Nothing in this
Current Report on Form 8-K is deemed to be an offer. The Tender Offer is not conditioned upon any minimum amount of term loans being tendered for purchase, and is not subject to a financing condition. The Tender Offer is scheduled to expire at 5:00 pm, New York City time, January 9, 2024, unless extended or terminated.

The Company is furnishing the information in this Current Report on Form 8-K to comply with Regulation
FD. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of
1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

System1, Inc.

Date:	January 3, 2024	By:	/s/ Tridivesh Kidambi
		Name:	Tridivesh Kidambi
		Title:	Chief Financial Officer

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